UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 14, 2006

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2006, Amgen Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $2.5 billion aggregate principal amount of its 0.125% Convertible Senior Notes due 2011 (the “2011 Notes”) and $2.5 billion aggregate principal amount of its 0.375% Convertible Senior Notes due 2013 (the “2013 Notes” and, together with the 2011 Notes, the “Notes”) to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC (collectively, the “Initial Purchasers”). The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, are expected to be approximately $4.9 billion. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

The closing of the sale of the Notes occurred on February 17, 2006. The Notes and the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The 2011 Notes are governed by an indenture, dated as of February 17, 2006 (the “2011 Indenture”), between the Company and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). A copy of the 2011 Indenture is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the descriptions of the 2011 Indenture and the 2011 Notes in this report are summaries and are qualified in their entirety by the terms of the 2011 Indenture and 2011 Notes, respectively. The 2013 Notes are governed by an indenture, dated as of February 17, 2006 (the “2011 Indenture” and, together with the 2011 Indenture, the “Indentures”), between the Company and the Trustee. A copy of the 2013 Indenture is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the descriptions of the 2013 Indenture and the 2013 Notes in this report are summaries and are qualified in their entirety by the terms of the 2013 Indenture and the 2013 Notes, respectively.

The 2011 Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 12.5247 shares of Common Stock per $1,000 principal amount of 2011 Notes (which is equal to an initial conversion price of approximately $79.84 per share) and the 2013 Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 12.5814 shares of Common Stock per $1,000 principal amount of 2013 Notes (which is equal to an initial conversion price of approximately $79.48 per share), in each case subject to adjustment, only under the following circumstances: (1) during any calendar quarter beginning after June 30, 2006 (and only during such calendar quarter), if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is more than 130% of the applicable conversion price per share, which is $1,000 divided by the then applicable conversion rate; (2) if specified distributions to holders of the Common Stock are made, as set forth in the Indentures, respectively; and (3) during the last month prior to maturity of the applicable Notes. Upon conversion, a holder will receive an amount in cash equal to the lesser of (i) the principal amount of the Note or (ii) the conversion value, determined in the manner set forth in the Indentures. If the conversion value exceeds the principal amount of the Note on the conversion date, the Company will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock for the conversion value in excess of $1,000.

The 2011 Notes will bear interest at a rate of 0.125% per year and the 2013 Notes will bear interest at a rate of 0.375% per year, in each case payable semiannually in arrears in cash on February 1 and August 1 of each year, beginning on August 1, 2006. The 2011 Notes and the 2013 Notes will mature on February 1, 2011 and February 1, 2013, respectively.

The holders of the Notes who convert their Notes in connection with a change in control, as defined in the applicable Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, including indebtedness under the Company’s senior credit facility, its Liquid Yield Option Notes due 2032, its Zero Coupon Convertible Notes due 2032, its 4.00% Senior Notes due 2009 and its 4.85% Senior Notes due 2014. The Notes will rank senior in right of payment to all of the Company’s existing and future subordinated indebtedness and effectively subordinated in right of payment to all of its subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to its secured obligations to the extent of the assets securing such obligation.

In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of February 17, 2006, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to use its reasonable efforts to cause to become effective within 270 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes. The Company will use its reasonable efforts to keep the shelf registration statement effective for a period of two years after the closing of the offering of the Notes or until the earlier of (i) the sale or transfer pursuant to a shelf registration statement of all of the Notes and Common Stock issuable upon conversion of the Notes, and (ii) the date when holders (other than holders that are the Company’s “affiliates”) of the Notes and Common Stock issuable upon conversion of the Notes are able to sell all such securities immediately without restriction. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Notes if it fails to comply with its obligations to register the Notes and the Common Stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Call Options”) with Merrill Lynch International and Morgan Stanley & Co. International Limited (“Morgan Stanley International” and, together with Merrill Lynch International, the “Dealers”). The Purchased Call Options will cover, subject to customary anti-dilution adjustments, approximately 62.7 million shares of Common Stock at a strike price which corresponds to the initial conversion price of the Notes. The Company paid an aggregate amount of approximately $1.5 billion of the proceeds from the sale of the Notes for the Purchased Call Options. Merrill Lynch International’s performance under the convertible note hedge transactions is guaranteed by Merrill Lynch & Co., Inc. and Morgan Stanley International’s performance is guaranteed by Morgan Stanley.

The Company also entered into separate warrant transactions whereby the Company has sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, approximately 62.7 million shares of Common Stock (the “Sold Warrants”) at a strike price of $107.90 per share of Common Stock. Half of the Sold Warrants will be exercisable and will expire in May 2011 and half will be exercisable and will expire in May 2013. The Company received aggregate proceeds of approximately $775 million from the sale of the Sold Warrants. Merrill Lynch International’s performance under the warrant transactions is guaranteed by Merrill Lynch & Co., Inc. and Morgan Stanley International’s performance is guaranteed by Morgan Stanley.

The Purchased Call Options and Sold Warrants are separate contracts entered into by the Company with Merrill Lynch International and Morgan Stanley International, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Purchased Call Options are expected to offset the potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle the Company to receive from the Dealers net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Purchased Call Options. Additionally, if the market price of the Common Stock at the time of exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, the Company will owe the Dealers net shares of Common Stock or cash, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Sold Warrants.

These transactions will generally have the effect of increasing the conversion price of the Notes to $107.90 per share of Common Stock, representing a 50 percent premium based on the last reported bid price of $71.93 per share on Feb. 14, 2006.

The Sold Warrants and the underlying Common Stock issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

On February 16, 2006, the Company entered into an accelerated share repurchase arrangement to repurchase 14,188,162 million shares of Common Stock through a purchase agreement between the Company and Citigroup Global Markets Inc. (“Citigroup”). The agreement allows the Company to repurchase the shares immediately, while Citigroup will purchase an equivalent number of shares in the open market over time. The initial price per share was $81.00. The Company may receive or be required to remit a price adjustment based upon the price of the Common Stock during that period. The purchase price adjustment is expected to be settled in March 2006.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 17, 2006, the Company issued $2.5 billion aggregate principal amount of the 2011 Notes and $2.5 billion aggregate principal amount of the 2013 Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

The 2011 Notes will bear interest at a rate of 0.125% per year and the 2013 Notes will bear interest at a rate of 0.375% per year, in each case payable semiannually in arrears in cash on February 1 and August 1 of each year, beginning on August 1, 2006. The 2011 Notes and the 2013 Notes will mature on February 1, 2011 and February 1, 2013, respectively.

The holders of the Notes who convert their Notes in connection with a change in control as defined in the applicable Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

On February 14, 2006, the Company agreed to sell $2.5 billion aggregate principal amount of the 2011 Notes and $2.5 billion aggregate principal amount of the 2013 Notes to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $4.9 billion. The Initial Purchasers received an aggregate commission of $87.5 million in connection with the offering of the Notes.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

On February 14, 2006, pursuant to the Sold Warrants, the Company agreed to sell warrants to acquire, subject to customary anti-dilution adjustments, approximately 62.7 million shares of Common Stock at a strike price of $107.90 per share of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $775 million from the sale of the Sold Warrants.

Additional information pertaining to the Notes and the Sold Warrants is contained in Item 1.01 and is incorporated herein by reference.

Neither the Sold Warrants nor the underlying Common Stock issuable upon conversion of the Sold Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description
4.1	Indenture related to the Convertible Senior Notes, due 2011, dated as of February 17, 2006, between Amgen Inc. and JPMorgan Chase Bank, N.A., as trustee (including form of 0.125% Convertible Senior Note due 2011).

4.2	Indenture related to the Convertible Senior Notes, due 2013, dated as of February 17, 2006, between Amgen Inc. and JPMorgan Chase Bank, N.A., as trustee (including form of 0.375% Convertible Senior Note due 2013).

4.3	Registration Rights Agreement, dated as of February 17, 2006, among Amgen Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc. and Credit Suisse Securities (USA) LLC.

10.1	Purchase Agreement, dated February 14, 2006, among Amgen Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc. and Credit Suisse Securities (USA) LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: February 21, 2006	By:	/s/ Richard D. Nanula
	Name:	Richard D. Nanula
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
4.1	Indenture related to the Convertible Senior Notes, due 2011, dated as of February 17, 2006, between Amgen Inc. and JPMorgan Chase Bank, N.A., as trustee (including form of 0.125% Convertible Senior Note due 2011).

4.2	Indenture related to the Convertible Senior Notes, due 2013, dated as of February 17, 2006, between Amgen Inc. and JPMorgan Chase Bank, N.A., as trustee (including form of 0.375% Convertible Senior Note due 2013).

4.3	Registration Rights Agreement, dated as of February 17, 2006, among Amgen Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc. and Credit Suisse Securities (USA) LLC.

10.1	Purchase Agreement, dated February 14, 2006, among Amgen Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc. and Credit Suisse Securities (USA) LLC.